UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 27, 2004


                             HAUPPAUGE DIGITAL, INC.
               (Exact name of Registrant as specified in charter)


      Delaware                  1-13559               11-3227864
----------------------------  --------------------  ------------
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
of Incorporation)                                    Number)


                       91 Cabot Court, Hauppauge, NY 11788
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 434-1600
                                       --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) Effective September 27, 2004, Mr. Kenneth Plotkin, Chairman and Chief Executive Officer of the Company, was appointed to serve on an interim basis as President and Chief Operating Officer until his successor is duly appointed and qualified, subject to his earlier death, resignation or removal.

     Mr. Plotkin, 53 years of age, is a co-founder of the Company and has served as a director since the Company's inception in 1994. He has been the Company's Chairman of the Board of Directors and Chief Executive Officer since the Company's incorporation. From March 14, 2001 until May 1, 2002, Mr. Plotkin served as the Chief Operating Officer and President of the Company. Mr. Plotkin served as Secretary of the Company until June 20, 2001, and Vice-President of Marketing from August 2, 1994 until September 27, 2004. He holds a BS and an MS in Electrical Engineering from the State University of New York at Stony Brook.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HAUPPAUGE DIGITAL, INC.


Date:  October 1, 2004                      /s/ Gerald Tucciarone
                                            -----------------------
                                            Gerald Tucciarone
                                            Chief Financial Officer


                                3